Table of Contents

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 29, 2001
(Date of Report)

INFORMATICA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-25871 (Commission File Number)	77-0333710 (I.R.S. Employer Identification No.)

2100 Seaport Boulevard
Redwood City, California 94063
(Address of Principal Executive Offices)

(650) 385-5000
(Registrant’s telephone number, including area code)

3350 West Bayshore
Palo Alto, CA 94303
(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On October 26, 2001, Informatica Corporation issued a press release announcing that the Board of Directors approved the adoption of a Stockholder Rights Plan. The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

99.1	Press release dated October 26, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Informatica Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2001	INFORMATICA CORPORATION

	By:	/s/ Earl E. Fry

Earl E. Fry Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press release dated October 26, 2001.